UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) July 26, 2000

                         MASSACHUSETTS FINCORP, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)

            Delaware                 0-24791           04-3431804
            --------                 -------           ----------
(State or other Jurisdiction of    (Commission       (IRS Employer
incorporation or organization)     File Number)   Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
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                  (Address of principal executive offices)

                               (617) 825-5555
                               --------------
            (Registrant's telephone number, including area code)

                               Not applicable
                               --------------
       (Former name or former address, if changed since last report.)


Item 5. Other Events.
        -------------

      On July 26, 2000, Massachusetts Fincorp, Inc. (the "Company") issued a press release announcing the commencement of its initial stock purchase program to fund the Company's Stock-Based Incentive Plan.

      A press release announcing these results is attached as Exhibit 99.1.

Item 7. Financial Statements and Other Exhibits.
        ----------------------------------------

      Exhibit 99.1 Press Release dated July 26, 2000.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 26, 2000                  By:  /s/ David C. Bojarczuk
                                            -------------------------------
                                            David C. Bojarczuk
                                            CFO and Treasurer